                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  September 26, 1996
                                                        ------------------

                    PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
-------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

          0-20183                                            56-1640186
----------------------------                       ----------------------------
  (Commission file Number)                           (IRS Employer ID Number)

115 North Third Street, 5th Floor, Wilmington, North Carolina        28401
-------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code  (910) 251-0081
                                                           --------------

                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

         Pursuant to an Agreement and Plan of Reorganization dated as of June 20, 1996 (the "Merger Agreement"), by and among Pharmaceutical Product Development, Inc., a North Carolina corporation (the "Registrant"), Wilmington Merger Corp., a North Carolina corporation and a wholly owned subsidiary of the Registrant ("Sub"), and Applied Bioscience International Inc., a Delaware corporation ("APBI"), Sub was merged with and into APBI (the "Merger") effective September 26, 1996 (the "Effective Time"). At the Effective Time, each of the shares of Common Stock, $.01 par value per share, of APBI outstanding immediately prior to the Effective Time was converted into the right to receive 0.4054 shares of the Common Stock, $.10 par value per share, of the Registrant.

         At the Effective Time, Sub ceased to exist, and each share of its capital stock outstanding was converted into one share of capital stock of APBI. APBI was the surviving corporation of the Merger and is now a wholly owned subsidiary of the Registrant.

         For a more detailed description of the Merger, the Registrant and APBI, see the Registrant's Registration Statement on Form S-4 (File No. 333-08207), as amended.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired.*

         (b)  Pro Forma Financial Information.*

         (c)  Exhibits.

               2.3* Agreement and Plan of Reorganization dated as of June 20, 1996, by and among the Registrant, Wilmington Merger Corp. and Applied Bioscience International Inc.

              23.1    Consent of Coopers & Lybrand L.L.P.

              23.2    Consent of Arthur Andersen LLP

------------
* Incorporated by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-08207), as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.


Date:  October 9, 1996              /s/ Rudy C. Howard
                                    ----------------------------------------
                                    Rudy C. Howard
                                    Chief Financial Officer, Vice President
                                    Finance, Secretary and Treasurer
                                    (Principal Financial and Accounting
                                    Officer)

                                 EXHIBIT INDEX
                                       TO
                            FORM 8-K CURRENT REPORT


Exhibit
 Number                           Description
 ------                           -----------
  2.3*      Agreement and Plan of Reorganization dated as of June 20, 1996, by and among the Registrant, Wilmington Merger Corp. and Applied
            Bioscience International Inc.

 23.1       Consent of Coopers & Lybrand L.L.P.

 23.2       Consent of Arthur Andersen LLP.

------------
* Incorporated by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-08207), as amended.